EXHIBIT 99.1

         Pursuant to Rule 13d-1(f)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of them in the capacities set forth hereinbelow.


                                 /s/ W. R. Cotham
                                 W. R. Cotham

                                 Attorney-in-Fact for:
                                   DORT A. CAMERON III (1)
                                   THOMAS M. TAYLOR (2)
                                   LEE M. BASS(3)
                                   SID R. BASS MANAGEMENT TRUST(4)
                                   SID R. BASS (5)
                                   THE BASS MANAGEMENT TRUST(6)
                                   PERRY R. BASS(7)
                                   NANCY L. BASS(8)

                                 Vice President of TMT-FW, INC.

                                 THE AIRLIE GROUP L.P.,
                                 a Delaware limited partnership

                                 By: EBD L.P.,
                                     a Delaware limited partnership,
                                     General Partner

                                   By: TMT-FW, INC.,
                                       a Texas corporation,
                                       General Partner

                                     By: /s/ W. R. Cotham
                                      W. R. Cotham,
                                      Vice President


                                 EBD L.P.,
                                 a Delaware limited partnership

                                 By: TMT-FW, INC.,
                                     a Texas corporation,
                                     General Partner


                                    By: /s/ W. R. Cotham
                                        W. R. Cotham,
                                        Vice President



(1) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Dort A. Cameron III, previously has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Thomas M. Taylor previously has been filed with the Securities and Exchange Commission.

(3) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Lee M. Bass previously has been filed with the Securities and Exchange Commission.

(4) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(5) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Sid R. Bass previously has been filed with the Securities and Exchange Commission.

(6) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of The Bass Management Trust previously has been filed with the Securities and Exchange Commission.

(7) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Perry R. Bass previously has been filed with the Securities and Exchange Commission.

(8) A Power of Attorney authorizing W. R. Cotham, et al., to act on behalf of Nancy L. Bass previously has been filed with the Securities and Exchange Commission.